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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 APRIL 20, 1999
                Date of Report (Date of earliest event reported)





                              HEALTHEON CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24975                 94-3236644
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




                             4600 PATRICK HENRY ROAD
                          SANTA CLARA, CALIFORNIA 95054
          (Address of principal executive offices, including zip code)

                                 (408) 876-5000
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On April 20, 1999, the Registrant entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Merc Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant, and MedE America Corporation, a Delaware corporation ("MedE") pursuant to which Registrant will acquire MedE. Pursuant to the Merger Agreement, each outstanding share of Common Stock of MedE will be converted into the right to receive that number of shares of Common Stock of Registrant equal to the Exchange Ratio. "Exchange Ratio" for purposes of the Merger Agreement means 0.6593; provided, that if the average closing sale price of one share of Registrant's Common Stock as reported on Nasdaq for the ten (10) consecutive trading days ending two trading days prior to the date of the MedE stockholder's meeting relating to the Merger Agreement (the "Meeting Price") is less than $38.68, the Exchange Ratio may be adjusted at Registrant's election to equal the quotient determined by dividing $25.50 by the Meeting Price; provided, further, that if the Meeting Price is higher than $63.70, the Exchange Ratio may be adjusted at MedE's election to equal the quotient determined by dividing $42.00 by the Meeting Price. If either MedE or Registrant elects not to adjust the exchange ratio, then the other party may terminate the Merger Agreement.

                  The closing of the Merger is subject to a number of conditions, including (a) approval by the stockholders of MedE and (b) the expiration or early termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976.

                  The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1.

                  The information that is set forth in the Registrant's Press Release dated April 21, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               The following exhibits are filed herewith:

               2.1 Agreement and Plan of Reorganization dated April 20, 1999 by and among Healtheon Corporation, Merc Acquisition Corp. and MedE America Corporation.*

               99.1       Text of Press Release, dated as of April 21, 1999.

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*  Certain exhibits to, and schedules delivered in connection with, the
   Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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                                    SIGNATURE


        Pursuant to requirements of the Securities Exchange Act of 1934, Healtheon Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        HEALTHEON CORPORATION



Dated:  April 23, 1999                  By:  /s/ Jack Dennison
                                             -----------------------------------
                                             Jack Dennison, Vice President and
                                             General Counsel

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                                 EXHIBIT INDEX



2.1 Agreement and Plan of Reorganization dated April 20, 1999 by and among Healtheon Corporation, Merc Acquisition Corp. and MedE America Corporation.*

99.1      Text of Press Release, dated as of April 21, 1999.


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*  Certain exhibits to, and schedules delivered in connection with, the
   Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.